UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2004

TOO, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

8323 Walton Parkway

New Albany, Ohio 43054

(614) 775-3500

(Address, including zip code, and telephone number

including area code of Registrant’s

principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 17, 2004, Too, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended October 30, 2004. A copy of the Company’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

The Company will also present its financial results for the third quarter ended October 30, 2004 during a conference call on November 17, 2004 at 9:00 a.m. EDT which will be broadcast via Internet webcast. Investors can listen to the call through the Company’s corporate website, www.tooinc.com.

Item 8.01. Other Events.

In the November 17, 2004 press release, the Company also announced that its Board of Directors authorized the repurchase of up to $125 million of the Company’s common stock as a means of further enhancing shareholder value. The purchases will occur from time to time over the next two years beginning November 18, 2004, subject to market conditions, in open market or in privately negotiated transactions, and in accordance with Securities and Exchange Commission requirements. A copy of the Company’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

The information contained or incorporated by reference in this Form 8-K contains forward-looking statements. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. The following factors, among others, in some cases have affected, and in the future could affect, the Company’s performance and could cause actual results to differ materially from those expressed or implied in any such forward-looking statements: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns, currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges, and paper and printing costs; availability of suitable store locations at appropriate terms; the ability to develop new merchandise; the ability to hire and train associates; and/or other risk factors included in the Company’s filings with the SEC from time to time, including its Annual Report on Form 10-K filed April 29, 2002. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied there in will not be realized.

Item 9.01. Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 17, 2004, entitled “Too, Inc. Reports Record Third Quarter Net Income; Board Authorizes $125 Million Share Repurchase.”

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOO, INC.

Date: November 17, 2004	By:	/s/ William E. May
William E. May
Executive Vice President and Chief Operating Officer (Principal Financial Officer)

3

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release, dated November 17, 2004, entitled “Too, Inc. Reports Record Third Quarter Net Income; Board Authorizes $125 Million Share Repurchase.”

*	Filed with this report.

4